UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 1, 2024

NOV INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10353 Richmond Ave. Houston, Texas		77042
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 346-223-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On February 1, 2024, NOV Inc. issued a press release announcing earnings for the quarter and year ended December 31, 2023 and conference call in connection therewith. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

The information contained in Item 2.02 of this Current Report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure

On February 1, 2024, NOV Inc. posted certain supplemental segmented financial information (the “Supplemental Financial Data”) to the Investors section of its website. The Supplemental Financial Data presents certain actual selected financial data for the periods indicated, as well as certain unaudited pro forma financial data for the same periods which has been adjusted to show the pro forma results if presented in accordance with NOV Inc.’s previously announced re-segmentation. Pursuant to the re-segmentation, effective January 1, 2024, NOV Inc. will be consolidating its reporting structure into two segments: Energy Equipment and Energy Products and Services. The unaudited pro forma financial data contained in the Supplemental Financial Data is presented for illustrative purposes only. The unaudited pro forma financial data is based upon available information and certain assumptions that management believes are reasonable under the circumstances. A copy of the Supplemental Financial Data is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is provided as part of the information furnished under Item 2.02 of this Current Report on Form 8-K:

99.1	NOV Inc. press release dated February 1, 2024 announcing the earnings results for the quarter and year ended December 31, 2023.

99.2	NOV Inc. Supplemental Financial Data for the quarter and year ended December 31, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2024	NOV INC.

/s/ Brigitte M. Hunt
Brigitte M. Hunt
Vice President